UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2015

Cole Office & Industrial REIT (CCIT II), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55436	46-2218486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Office & Industrial REIT (CCIT II), Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on August 24, 2015, as previously amended by the Current Report on Form 8-K/A filed on October 13, 2015, to provide the financial information required by Item 9.01 relating to our acquisition of an office building totaling 280,560 square feet located in Burlington, Massachusetts (the “Property”). The Company purchased the Property on August 18, 2015 for $119.8 million.  The Property was constructed in 2014 and is 100% leased to Keurig Green Mountain, Inc. under a lease that commenced on June 30, 2014.
An unaudited pro forma balance sheet is not presented because the acquisition of the Property was reflected in the Company's condensed consolidated balance sheet as of September 30, 2015. The unaudited pro forma consolidated statement of operations assumes that the acquisition of the Property occurred on June 30, 2014, the date construction was complete and rent commenced. The unaudited pro forma adjustments are based on available information and certain estimates and assumptions that the Company believes are reasonable and factually supportable. The unaudited pro forma consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the Company made this acquisition on June 30, 2014, nor do they purport to represent the results of operations for future periods.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of the Property Acquired
None

(b) Pro Forma Financial Information

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Nine Months Ended September 30, 2015	3

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2014	4

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	5

(c) Shell Company Transactions
None

(d) Exhibits
None

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Nine Months Ended September 30, 2015
(in thousands, except share and per share amounts)

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Property on June 30, 2014, the date that construction of the Property was completed.
This Pro Forma Condensed Consolidated Unaudited Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the nine months ended September 30, 2015, as presented in its Quarterly Report on Form 10-Q filed with the SEC on November 13, 2015. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what the Company’s actual results of operations would have been had it completed the above acquisition on June 30, 2014, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) only includes the impact of the acquisition of the Property, which is considered to be a significant property acquisition pursuant to Rule 3-14 of Regulation S-X.

	For the Nine Months Ended September 30, 2015 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Nine Months Ended September 30, 2015
	(a)
Revenues:
Rental and other property income	$38,874	$5,366	(b)	$44,240
Tenant reimbursement income	2,774	306	(c)	3,080
Assignment fee income	12,767	—		12,767
Total revenue	54,415	5,672		60,087

Expenses:
General and administrative expenses	2,590	89	(d)	2,679
Property operating expenses	2,856	21	(e)	2,877
Real estate tax expense	1,481	285	(e)	1,766
Advisory fees and expenses	4,114	566	(f)	4,680
Acquisition-related expenses	4,806	—		4,806
Depreciation	11,435	1,832	(g)	13,267
Amortization	5,063	456	(g)	5,519
Total operating expenses	32,345	3,249		35,594
Operating income	22,070	2,423		24,493

Interest expense and other	(12,445)	(2,645)	(h)	(15,090)
Net income	$9,625	$(222)		$9,403

Weighted average number of common shares outstanding:
Basic and diluted	28,982,274	1,085,443	(i)	30,067,717

Net income per common share:
Basic and diluted	$0.33			$0.31
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Year Ended December 31, 2014
(in thousands, except share and per share amounts)

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Property on June 30, 2014, the date that construction of the Property was completed.
This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2014, as presented in its Annual Report on Form 10-K filed with the SEC on March 30, 2015. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what the Company’s actual results of operations would have been had it completed the above acquisition on June 30, 2014, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) only includes the impact of the acquisition of the Property, which is considered to be a significant property acquisition pursuant to Rule 3-14 of Regulation S-X.

	For the Year Ended December 31, 2014 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Year Ended December 31, 2014
	(a)	(b)
Revenues:
Rental and other property income	$15,781	$4,312	(c)	$20,093
Tenant reimbursement income	2,065	244	(d)	2,309
Total revenue	17,846	4,556		22,402

Expenses:
General and administrative expenses	1,325	80	(e)	1,405
Property operating expenses	1,161	34	(f)	1,195
Real estate tax expense	1,220	210	(f)	1,430
Advisory fees and expenses	1,638	449	(g)	2,087
Acquisition-related expenses	14,726	—		14,726
Depreciation	4,574	1,460	(h)	6,034
Amortization	1,726	364	(h)	2,090
Total operating expenses	26,370	2,597		28,967
Operating loss	(8,524)	1,959		(6,565)

Other income (expense):
Interest and other income	1	—		1
Interest expense	(4,193)	(1,980)	(i)	(6,173)
Total other expense	(4,192)	(1,980)		(6,172)
Net loss	$(12,716)	$(21)		$(12,737)

Weighted average number of common shares outstanding:
Basic and diluted	10,174,511	550,156	(j)	10,724,667

Net loss per common share:
Basic and diluted	$(1.25)			$(1.19)
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
September 30, 2015

Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Nine Months Ended September 30, 2015
a.    Reflects the Company’s historical condensed consolidated results of operations for the nine months ended September 30, 2015.
b.    Represents the straight-line rental revenue in accordance with the lease agreement of the Property. Rental revenue at the Property commenced on June 30, 2014.
c.    Reflects the tenant reimbursement income for the Property based on historical operating results of the Property.
d.     Reflects management’s estimate of the general and administrative expenses based on the Company’s historical results.
e.    Reflects the property operating and real estate tax expenses based on historical operating results of the Property.
f.     Represents the advisory fee paid to an affiliate, which is calculated based on an annualized rate of 0.75% of the Company’s average invested assets. The advisory fee was calculated based on the purchase price of the Property of $119.8 million.
g.    Represents depreciation and amortization expenses for the Property. Depreciation and amortization expenses are based on the Company’s purchase price allocation. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Buildings	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term
h.    Represents interest expense associated with borrowings on the secured revolving credit facility with JPMorgan Chase Bank, N.A. as administrative agent (the “Amended Credit Facility”), as well as interest expense associated with a note payable. Assumes the Company financed the original purchase of the Property with the Amended Credit Facility, and shortly thereafter partially paid down the Amended Credit Facility borrowings related to the Property by obtaining separate financing through a note payable.
i.    Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Property because the Company had insufficient capital to acquire the Property on June 30, 2014. The calculation assumes the common shares were issued on June 30, 2014.

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - (cont.)
September 30, 2015

Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2014
a.    Reflects the Company’s historical consolidated results of operations for the year ended December 31, 2014.
b.    In connection with the purchase of the Property, the Company incurred $2.5 million of acquisition-related transaction costs, which have been excluded from the Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2014, as these amounts represent non-recurring charges.
c.    Represents the straight-line rental revenue in accordance with the lease agreement of the Property. Rental revenue at the Property commenced on June 30, 2014.
d.    Reflects the tenant reimbursement income for the Property based on historical operating results of the Property.
e.     Reflects management’s estimate of the general and administrative expenses based on the Company’s historical results.
f.    Reflects the property operating and real estate tax expenses based on historical operating results of the Property.
g.     Represents the advisory fee paid to an affiliate, which is calculated based on an annualized rate of 0.75% of the Company’s average invested assets. The advisory fee was calculated based on the purchase price of the Property of $119.8 million.
h.    Represents depreciation and amortization expenses for the Property. Depreciation and amortization expenses are based on the Company’s purchase price allocation. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Buildings	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term
i.    Represents interest expense associated with borrowings on the Amended Credit Facility incurred to finance the acquisition of the Property, as well as interest expense associated with a note payable. Assumes the Company financed the original purchase of the Property with the Amended Credit Facility, and shortly thereafter partially paid down the Amended Credit Facility borrowings related to the Property by obtaining separate financing through a note payable.
j.    Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Property because the Company had insufficient capital to acquire the Property on June 30, 2014. The calculation assumes the common shares were issued on June 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2016	COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)